Exhibit 99.1

FS Credit Opportunities Corp. (FSCO) Began Trading on the New York Stock Exchange

PHILADELPHIA, November 14, 2022 – FS Investments, a Philadelphia-based alternative asset management firm with more than $35 billion in assets under management, today announced that FS Credit Opportunities Corp. (“FSCO”), a more than $2 billion closed-end fund investing in event-driven credit, special situations, private capital solutions and other non-traditional credit opportunities, began trading on the New York Stock Exchange (“NYSE”) under the ticker “FSCO.”

Michael Forman, Chairman & CEO of FS Investments commented, “We are pleased to list FSCO and provide liquidity for our shareholders while making FSCO’s differentiated credit strategy available to the public markets.”

Andrew Beckman, Head of Liquid Credit and Special Situations at FS Investments and Portfolio Manager for FSCO added, “We believe FSCO will be well received by the market because of its scale, exposure to both public and private credit, attractive target dividend yield, high allocation to senior secured debt and low average duration profile.”

In connection with the listing, FS Investments is lowering FSCO’s management fee from 1.5% to 1.35% and adjusting the hurdle rate for calculation of the incentive fee to be based on percentage of net assets rather than adjusted capital, consistent with other publicly traded closed-end funds. “We expect these measures will improve the investment experience for FSCO investors and look forward to continuing to deliver strong performance and a competitive yield through this differentiated strategy,” added Beckman.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Leawood, KS.

Contact Information:

Investor Relations

Robert Paun

robert.paun@fsinvestments.com

Media

Sarah McAssey

media@fsinvestments.com

Ryan McDougald / Elizabeth Lake

FGS Global

FSInvestments-SVC@sardverb.com

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geopolitical risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the price at which the Fund’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.